EARNINGS / (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
EARNINGS / (LOSS) PER SHARE [Abstract]
Earnings / (Loss) Per Share
The following reflects the loss and share data used in the basic and diluted loss per ordinary share computations:

	Years ended December 31,
In thousands of USD, except for the per share data	2024	2023	2022
Loss attributable to ordinary equity shareholders of the Group	(599,151)	(56,656)	(60,366)
Weighted average number of ordinary shares outstanding (thousand shares)	137,426	110,494	108,681
Basic and diluted loss per share (In USD)	(4.36)	(0.51)	(0.56)

Each Class A ordinary share carries 1 vote and each Class V ordinary share carries 10 votes. All classes of shares are entitled to dividend and rank pari passu except for voting rights. They are included in the ordinary shares and the shareholders of the shares are referred to as the ordinary equity shareholders in the context of notes and presentations of earnings per share.